UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT


                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                                 August 12, 2004
                                 ---------------
                                 Date of Report
                        (Date of earliest event reported)


                               TOFUTTI BRANDS INC.
             (Exact name of registrant as specified in its charter)



             Delaware                   1-9009                 13-3094658
       ----------------                 -------                ----------
(State or other jurisdiction         (Commission              (IRS Employer
       of incorporation)             File Number)          Identification No.)


                   50 Jackson Drive Cranford, New Jersey 07016
                   -------------------------------------------
              (Address of principal executive offices and zip code)


                                  (908)272-2400
                                  -------------
              (Registrant's telephone number, including area code)


                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)



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ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.


        The information contained in this Current Report is furnished under Item 12-Results of Operations and Financial Condition. In accordance with General Instruction B.6 of Form 8-K, the information hereunder shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into a filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as shall be expressly set forth by specific reference in the filing.

        The Tofutti Brands Inc. press release dated August 12, 2004, regarding its financial results for the thirteen weeks ended June 26, 2004, is attached hereto as Exhibit 99.1.

                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date: August 12, 2004                       TOFUTTI BRANDS INC.
                                               (Registrant)



                                            By: /s/Steven Kass
                                                --------------
                                                Steven Kass
                                                Chief Financial Officer